Exhibit 21
SUBSIDIARIES OF DINE BRANDS GLOBAL, INC.
As of December 31, 2021

Name of Entity	State or Other Jurisdiction of Incorporation or Organization
Dine Brands Global, Inc....................................................................................................................................................................	DE
Dine Brands International, Inc....................................................................................................................................................................	DE
International House of Pancakes, LLC...................................................................................................................................................................	DE
III Industries of Canada LTD...................................................................................................................................................................	Canada
IHOP of Canada ULC...................................................................................................................................................................	Canada
IHOP TPGC, LLC...................................................................................................................................................................	OH
IHOP SPV Guarantor LLC...................................................................................................................................................................	DE
IHOP Funding LLC...................................................................................................................................................................	DE
IHOP Restaurants LLC...................................................................................................................................................................	DE
IHOP Franchisor LLC...................................................................................................................................................................	DE
IHOP Property LLC...................................................................................................................................................................	DE
IHOP Leasing LLC...................................................................................................................................................................	DE
ACM Cards, Inc....................................................................................................................................................................	FL
Applebee's Brazil, LLC...................................................................................................................................................................	KS
Applebee's Canada Corp....................................................................................................................................................................	Canada
Applebee's International, Inc....................................................................................................................................................................	DE
Applebee's Investments, LLC...................................................................................................................................................................	KS
Applebee's Restaurantes de Mexico S.de R.L.de C.V	Mexico
Applebee's UK, LLC...................................................................................................................................................................	KS
Applebee's Restaurant Holdings, LLC...................................................................................................................................................................	DE
Applebee's Restaurants Kansas LLC...................................................................................................................................................................	KS
Applebee's Restaurants Mid-Atlantic LLC...................................................................................................................................................................	DE
Applebee's Restaurants North LLC...................................................................................................................................................................	DE
Applebee's Restaurants Texas LLC...................................................................................................................................................................	TX
Applebee's Restaurants Vermont, Inc....................................................................................................................................................................	VT
Applebee's Restaurants West LLC...................................................................................................................................................................	DE
Applebee's Restaurants Inc....................................................................................................................................................................	KS
Applebee's Services, Inc....................................................................................................................................................................	KS
Applebee's SPV Guarantor LLC...................................................................................................................................................................	DE
Applebee's Funding LLC...................................................................................................................................................................	DE
Applebee's Restaurants LLC...................................................................................................................................................................	DE
Applebee's Franchisor LLC...................................................................................................................................................................	DE
Gourmet Systems of Brazil, LLC...................................................................................................................................................................	KS
Gourmet Systems Massachusetts, LLC...................................................................................................................................................................	MA
Gourmet Systems of New York, Inc....................................................................................................................................................................	NY
Gourmet Systems of Tennessee, Inc....................................................................................................................................................................	TN
Gourmet Systems USA, LLC...................................................................................................................................................................	KS
Neighborhood Insurance, Inc....................................................................................................................................................................	VT
Shanghai Applebee's Restaurant Management Co., Ltd. ...................................................................................................................................................................	Xuhui District, Puxi, China
Dine Brands Foundation, Inc. (dba The Heidi Fund, Inc.)	KS
DineEquity Philippines Holdings, Inc.	Philippines